Raw Transcript 1-877-FACTSET www.callstreet.com Total Pages: 18 Copyright © 2001-2023 FactSet CallStreet, LLC 10-Mar-2023 Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 2 Copyright © 2001-2023 FactSet CallStreet, LLC CORPORATE PARTICIPANTS Valeria Ricciotti Head-Investor Relations & Credit Rating Agencies, Leonardo SpA Alessandro Profumo Chief Executive Officer & Director, Leonardo SpA Alessandra Genco Chief Financial Officer, Leonardo SpA ... OTHER PARTICIPANTS Alessandro Pozzi Analyst, Mediobanca SpA (United Kingdom) Virginia Montorsi Analyst, BofA Securities, Inc. Gabriele Gambarova Analyst, Banca Akros SpA ... MANAGEMENT DISCUSSION SECTION Operator: Good morning, everyone, and welcome to our Full-Year 2022 Results Live Q&A Session. Before taking your questions, I would like to hand you over to our CEO, Alessandro Profumo, for some initial remarks. Thank you. ... Alessandro Profumo Chief Executive Officer & Director, Leonardo SpA Many thanks, Valeria, and good morning, everybody. Before starting our Q&A session, I would like to highlight some key messages. 2022 was an important year of delivery, solid execution, and growing commercial success. And we are pleased to report today a strong set of full-year results, showing a group that is a stronger, more robust and resilient, sustainable, steadily growing year after year. We have continued to deliver on our promises, meeting or exceeding all our key targets once again. And as a group, we are in a better and stronger position to capture new opportunities. We have stepped up, and we are accelerating our commercial momentum. We have grown our top line and continued strong program delivery. We have also continued to improve our profitability. We have a structurally, more solid increasing cash flow, and we are laser focused on deleveraging. On ESG, we have also continued to make important progresses. And, finally, we are fully committed to creating value for all our stakeholders. And, with this, we are ready to take your questions. Many thanks.

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 3 Copyright © 2001-2023 FactSet CallStreet, LLC QUESTION AND ANSWER SECTION Operator: [Operator Instructions] Our first question comes from Alessandro Pozzi of Mediobanca. Alessandro, your line is now open. Please go ahead. ... Alessandro Pozzi Analyst, Mediobanca SpA (United Kingdom) Q Yeah. Good morning and thank you for taking my questions. And if I look at the 2023 guidance and if I take the midpoint, we could see maybe a slight progression in margins. And I think that's a good data point given that concerns around inflationary pressure. And I was wondering how should we read this in 2023? I mean, assuming that we're going to see stabilization of inflation is – are inflationary pressures as worse as they could get in 2023, and then, you – we should see an improvement from 2024 also because you are maybe renegotiating some of the contracts in defense or you are able to pass on price hikes to the end customers, especially in the defense program. So I was wondering if you can give us maybe a bit more color on that? The – and the second question is on order intake. Obviously, again a much above guidance despite having raised the guidance over the Q3 and I was wondering if perhaps if you can give us some indication of why it was so strong even after you raised the guidance, maybe was it some of the orders that were supposed to come in 2023 were brought forward in 2022, given the order intake guidance is around €17 billion for next year? And also, on the order intake for 2023, can you give us a sense of how you built it up? I guess we already potentially you had included some of the big orders, like the one in Brazil. I was wondering, does you rely on jumbo with that could be a lot of opportunities in 2023. And if so, how much? Thank you. ... A Many thanks, Alessandro. I think that Alessandra will start talking on inflation. It's very, very important that if you consider the fact that we also gave a view on the longer term future. So, we will continue to grow also after 2023. I think that the number in 2023 is very important because you remember the idea you had that we were not able to face as inflation pressure. While here with this guidance, we demonstrate that we are capable to manage that, and we will continue to do so also in the longer term perspective. But I'll leave that floor to Alessandra. ... Alessandra Genco Chief Financial Officer, Leonardo SpA A Thank you, Alessandro. You highlighted the key elements. Alessandro, certainly, 2022 as an EBIDTA level, double-digit growth over 2021, testifies that the group was able to manage inflationary pressures. And 2023 is another step forward in profitability in line with the plan that we had, capturing all the opportunities that we have in the top line and managing well for another year, the supply chain and the inflationary pressures. Honestly, I think, you know, your view is, is well, well drafted and well crafted. 2023 would have been a year of even higher growth in profitability if we had not to manage the pressures on inflation. And clearly, 2023 is a year where this impact is the highest. Going forward, there is going to be an opportunity to reprice contracts with customers as well as we are embedding starting from 2022 in the new bids, and this is the key, the new curve of costs that will be factored into our bids to customers. Therefore, we will be again naturally hedged from 2024

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 4 Copyright © 2001-2023 FactSet CallStreet, LLC onwards, and we'll accelerate the pace of profitability growth. In any case, 2022 and 2023 are evidence of the fact that inflation is well managed and has been more than offset by the actions taken by the group. ... A On order intake, Alessandro, in 2022, we had the €1.4 billion order from Poland. So, in reality, this was expected to come in 2017 so – starting 2023. So, the 2017 number is, in reality [ph] €15.6 billion 00:07:05 which is higher than the guidance we gave to the market at the beginning. But in this order, there is as well this €1.4 billion. The €17 billion of 2023 is composed by small orders. So, there are no jumbo orders. So, it's very, very solid. And I think it's a clear demonstration of the fact that we continue to grow is also important. What we said for the plan, overall, we have seen €10 billion more of orders on same lines in terms of years vis-à-vis the previous plan, giving the view that we are really managing well the growth. We do expect that that the market overall with the 2% expected expenditure on defense by all the NATO countries will realize. So I think is – the 2003 number is a really solid number, again, without joint borders. ... Q Okay. And just going back on the contract renegotiations, are you able to have discussions on existing contracts or you'll need to wait for the roll off and the start of new ones to pass on price hikes? ... A Well, Alessandro it depends on the individual contract, but I think, you know, the key message here is that overall at group level, we are weathering inflationary pressures well and we're continuing to grow profitability year-over- year. 2022 over 2021 and 2023 over 2022. ... Q Okay. That's fine. And just a last one for me, if I can. And in terms of guidance on free cash flow, you reiterated the €3 billion, if the starting point is 2021, when net debt was €3.3 million, it means that – and if we adjusted for Hensoldt, by the end of 2025, we should see a net debt around €1 billion. Is that a fair assumption? ... A The way I would look at it is that our guidance is focused on cash flow generation. Alessandro. So over the five- year term, 2021 to 2025, we are confirming cumulative cash flow generation of €3 billion, of which two years are already delivered. The third one is, as per guidance, plan to be at [ph] 600 00:09:57 and the other two, clearly, you run the math better than us. We continue, at the same time, to pay a consistent return to our shareholders. As you have seen, the board of directors, yesterday, decided to submit to the EGM in May the proposal to confirm the dividend payment for €0.14 per share, same as we had in 2022. And our focus in the capital allocation principles that we have set for the

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 5 Copyright © 2001-2023 FactSet CallStreet, LLC group is to be absolutely prioritizing net debt reduction over the planned time, as we have demonstrated to be doing and capable to be doing in the past few years. ... Alessandro Profumo Chief Executive Officer & Director, Leonardo SpA A I think that is also important why we decided to confirm, as the numbers are showing, the [ph] 21, 25 00:10:59 cash flow generation because we received hundreds of questions on Aerostructures. So, this is – this cash flow generation is included Aerostructures that, as you know, has been different due to the [indiscernible] 00:11:17 program. And then later on, maybe Valeria will say something more on that. So, this is – these numbers, which is quite a good number, is included Aerostructures,which means, as I'd say, all the rest is really quite strong. It's important to say that if we would crystallize Aerostructures in 2022, the conversion rate would be already 70%, which is quite irrelevant conversion rate. So, I think it's a very clear demonstration the fact that our group is capable to generate a significant cash flow. We are delivering on cash flow [indiscernible] 00:11:59 of the company is focused on cash flow. So, I think it's the most relevant element for all of us. ... Q Okay. Thank you. And the disposals were included in the free cash flow guidance. ... A No. Disposals are not free cash flow. ... Q The US disposals are excluded. Okay. ... A Is not a cash flow. ... Q All right. Yeah. Thank you very much. ... A The operating cash flow is a reduction of that, but is not free operating cash flow, clearly. Here, we are talking of free operating cash flow. ...

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 6 Copyright © 2001-2023 FactSet CallStreet, LLC Q Okay. Thank you very much. ... Operator: Thank you. Our next question comes on Virginia Montorsi of Bank of America. Virginia, your line is open. Please proceed. ... Virginia Montorsi Analyst, BofA Securities, Inc. Q Good morning and thank you for taking my questions. I have two quick ones. The first one is, could you just tell us if – or confirm to us if going back to investment grade remains kind of one of the key priorities in 2023? And if you're confident about that. And then just to confirm, the EBITA CAGR you're providing for the medium term, would that be still 2023 to 2027? Am I correct? Thank you. ... A On investment grade, Virginia, absolutely. Becoming investment grade, we are already investment grade for Fitch. Becoming investment grade for the other two rating agencies is a priority for the group. And we are confident in saying that we're delivering with these results in 2022 on the plan that we have set to the agencies. And we're having clearly a very constructive and engaged dialogue that will have an appreciation of the results achieved to-date. On the CAGR, the CAGR is a 22% to 27% CAGR. So, it's, basically, the five-year plan CAGR accumulated for the time being. I think, yeah, we're talking about double-digit, yes, the plan and starting from [audio gap] 00:14:07 levels. ... Q Thank you very much. Very clear. ... Operator: Thank you. Our [audio gap] 00:14:20 Martino De Ambroggi at Equita. Your line is open. Please go ahead. ... Martino De Ambroggi Q Thank you. Good morning, everybody. This question is on free cash flow again. Focusing on 2023, am I right in assuming that the improvement, basically, come from – comes from the – at a structural division improvement? And could you specify what are the underlying assumptions on factoring CapEx, net working capital, and dividends from unconsolidated assets? The second question is on the order intake, that you increase the accumulated order intake in 2022, 2026. I was wondering what are the divisions that you expect to benefit more from this trend. And what regions, presumably would be Western countries. But I don't know if you have some comments on this.

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 7 Copyright © 2001-2023 FactSet CallStreet, LLC And still on the free cash flow, you are providing the €3 billion cumulated free cash flow for the group. Could you specify what is the underlying assumptions for the – at a structure cumulated cash burn in the same period? ... A Martino, I'll take the first one. So, free operating cash flow or 2023 and improvement drivers, the main improvement So free operating cash flow of 2023 and improvement drivers. The main improvement are associated with our core business defense and governmental aerostructures, as we said, will slightly improve year-over-year but this is not going to be the determining factor. What you see is that we are going to grow top line. We're growing profitability while maintaining a strict control on working capital. We have expedited significantly timing of cash ins from our customers, and that's a key element of the culture of cash that Alessandro was referring to before. And in 2022, we also managed to accelerate the payments to suppliers. So these drivers will continue to make a difference in delivering cash. While the CapEx level is around $700 million to $800 million per annum, CapEx meaning both tangible and intangible investments and the dividends from joint ventures will be consistent throughout the plan for the group. Alessandro, do you want to take the second question? ... A Yeah. On order intake, the – we do see a growth in all the division. The one which will grow more is the defense electronics, which is clearly incredibly important in order to manage interoperability and multi-domain request we are seeing from different customers. In terms of geographies, it is very well spread at that. And so really we do have a significant growth in all the geographies. So there is not one geography which is more relevant than the other one. So what we have seen in the period 2018-2022 is more or less reflected in the following period. Here, you can see where we received the different orders. There is not a single country which is really dominating. USA is the most relevant one in terms of single country. It's by far the largest market worldwide, and we will continue to move in this direction. But all the others are also relevant. UK clearly is not only UK, but since for us, UK is very, very important for the Eurofighter. The end customer, in some case, are in the Middle East, which is the area and where we have the strongest export in terms of Eurofighter from UK. ... A But if I can add, I think that the balancing that you have seen saw mainly 62% in our domestic markets, the 20% that we have in Europe, including Poland, and the 18%, 20% in the rest of the world will be maintained. And also, in the new order intake that we are presenting now, and we will have some new opportunities which are in the Middle East and in North Africa where we have built and are building several potential opportunities and that are markets in which we are investing on. ... A

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 8 Copyright © 2001-2023 FactSet CallStreet, LLC Finally, Martin, on your question on free operating cash flow for Aerostructures. As you know, year-over-year free operating cash flow is improving in the division and is improving at a good pace. We had an absorption of cash of And it is improving at a good pace we had an absorption of cash of $339 million in 2021 which went down to $296 million last year and for 2023, we're projecting a slightly lower cash flow absorption. But again, not material with the goal to achieve cash flow breakeven at the end of 2025. And as we have always said, Valerio reminded about this several times that this is going to be a back end loaded profile considering the mix of programs and level of production that the division will follow mainly on the B787 program. ... A Alessandra, I should correct a little bit you, is not mainly due to the B787 program. As we know, the 787 program will have a completely different provide from the fuselage 1,407. So maybe that Valerio can elaborate on that. ... A Well, I – as you have seen as a you have heard, we are mainly doubling all the numbers year by year on the B787. Last year we delivered the two fuselages per month, while this year we are expecting four to five. And on Boeing latest plan, we will arrive at 10 ships per month within the 2025. So we are doubling year by year. And on the other program, we are on a clear upwards trajectories for any program we are already on levels higher than in 2019 for the A321, the A220. We are restoring higher level on ATR, but as Alessandro said, we need to arrive as soon as possible to [ph] 1406 00:21:45, serial number of Boeing in order to increase profitability as per contract and restore higher volumes such as we had before the COVID. ... Q Thank you. If I may just two quick of follow ups on the cumulated cash burn for Aerostructures. Am I right in assuming €901 billion over the planned period? And on the division that is benefit more from these current improvement in the cumulated orders, being defense electronics which is the most profitable, am I right in assuming some positive mix effect on the EBITA margin going forward? ... A Martino, I have to say, you know, the way I'd look at it is widely spread improvement in cash flow generation and profitability throughout the group. With the qualifier for Aerostructure that we discussed with a clear target to breakeven and a consistent improvement year-over-year, the mix is clearly an element that plays into the equation. But honestly, what we're seeing is that overall throughout the group, we do see consistent strengthening of cash flow generation and improvement in profitability, being in defense electronics, in helicopters, in aircraft that maintain, for example, a top margin level in absolute terms and even relative to peers. So, you know, we're capturing all of these effect, the divisional levels and embedding this and embedding this in the plan for group which we are delivering to you today. ... Q

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 9 Copyright © 2001-2023 FactSet CallStreet, LLC Okay. Thank you. ... Valeria Ricciotti Head-Investor Relations & Credit Rating Agencies, Leonardo SpA A [indiscernible] 00:23:50 done questions from... ... Operator: Thank you. [Operator Instructions] We now have a question from the webcast. ... Valeria Ricciotti Head-Investor Relations & Credit Rating Agencies, Leonardo SpA A Yeah, exactly. Before moving on with question from the call, let's take a question from the Web that is coming from Monica Bosio at Intesa Sanpaolo. Good morning. Can you please provide us a rough indication on financial charges as for 2023 and going forward and do you expect further restructuring above the EBIT line this year? Sure, Monica. Good morning. Financial charges for 2023 are expected to be around [ph] 230 00:24:34. The number you see in 2022 reflects some one-off effects, including some FX, fair value effects, as well as some actualization of balance sheet accounts that has dropped the number significantly. So, 2023 is going to be in the range of [ph] 230 00:24:59 with a figure that, over time, will clearly decline as we decline net debt in the plan horizon. On restructuring, what you do see recorded in 2022 is the effect of the pre-pension plan signed with the unions in December focused on a changing mix in corporate functions and staff functions of the group. Going forward, we do not see any specific restructuring happening. Therefore, guidance What you do see recorded in 2022 is the effect of the pre-pension plan signed with the unions in December foregoes the on a changing mix in corporate functions and staff functions of the group. Going forward we do not see any specific restructuring happening. Therefore, guidance for below the line in the restructuring line will be below 100. ... Operator: Fantastic. Thank you. [Operator Instructions] Our next question comes from Gabriele Gambarova over of Banca Akros. Gabriele, your line is open. Please go ahead. ... Gabriele Gambarova Analyst, Banca Akros SpA Q Yes. Thank you. Good morning to everybody. The first one is on the DRS. I saw that in the first nine months, the margin, EBITDA margin in absolute term was almost flat and then, there was a nice acceleration in Q4. So, I was wondering if you succeeded in fixing the supply chain issues or even, let's say, you passed the higher costs to clients. Basically, I was wondering how you could perform in 2023. This is the first question. Then, I saw that in the press release you made the references to reduce the factor, is it possible to have a number on this item? The third one is on the new medium helicopter contest in the UK. Any update on the timing of the RFP would be very useful because there are no more, not many information on this. And that's it. Thank you. ... A

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 10 Copyright © 2001-2023 FactSet CallStreet, LLC DRS, in USA, as you know, there are still some problem not, not for us, but for the overall industry in terms of supply chain. So, it's not something related to Leonardo DRS. In any case, DRS is working quite well with the customer base. The profitability of DRS is going up as we said two years ago and we will continue – it's continuing and it will continue to happen because many programs are moving from development to production. So there is and there will continue to be a good growth in term of marginally of DRS. Again, is included in what is already on the book because we know and we were saying that when we were talking of the listing of DRS, we have been capable to grow in a very significant way in terms of new programs. This is also one of the reason why I'm so positive on the proxy contract because thanks to the proxy, we can beat that in any classified program. Clearly, there is a significant program in the [indiscernible] 00:28:38 replacement program, so called, that is moving forward. And while before it was absorbing cash and was also negative in terms of marginality. Today is positive and we have working on second rounds of opportunities as well is clearly very relevant but there are many other programs on which we are in a similar position. So DRS will continue to move positively in terms of marginality. I will talk of the last question on helicopters and then I will leave the floor to Alessandra for factoring. We don't have any news on the new medium helicopter in the UK in terms of a timeframe. We continue to have a continuous contact with the customer. We have a platform which in our opinion is incredibly strong, it's the AW149. It is that yearly comp that we just sold as well to Poland, is the military version of the AW189. So we think that this is the most ready for sure. And in terms of readiness, it's really – and we are sure that there are no doubts on that, that we are the one most advanced, that we think that he's also an incredibly good helicopter for this type of mission. So we continue to see to be confident, but we don't have any news in terms of time frame. Alessandra, factoring? ... Alessandra Genco Chief Financial Officer, Leonardo SpA A Yes, Gabriele. Factoring has been decreasing in the last two years consistently and at year-end 2022 we were below €400 million. ... Q Maybe - ... Operator: That's it. Thank you. Our [audio gap] 00:30:47 comes from Ian Douglas-Pennant of UBS. Ian, your line is open, please go ahead. ... Ian Douglas-Pennant Q Thanks very much. Yes, I've got a couple left, please. So I'm in the helicopters, very strong order growth there, even accounting for the jumbo order from Poland. Should we – and clearly some Polish language from you as well, should we see this as evidence of a structural turnaround in helicopters? Do you believe that the market outlook longer term has improved?

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 11 Copyright © 2001-2023 FactSet CallStreet, LLC Secondly, following up on a previous question on factoring, apologies if I missed the answer, but you gave some guidance on CapEx spending and dividends from JVs, cash flow next year and in future years. There's also a question on factoring in that question, I'm not sure I heard the answer. Thank you. ... A Helicopter, first of all, many thanks, Ian, for your question because I think it's incredibly important to stress some concept that, first of all, the – you talk of restructuring the – I would say redesigning process of a helicopter is completed. And so we – I'm really incredibly satisfied by what [ph] Jean-Pierre Gordillo 00:32:06 and his team did in these six years. You remember that when I joined Leonardo in 2017 that we made a profit warning on helicopters. Today, he's completely behind us that time so that the team is strong. The way they manage the programs is incredibly relevant. And so, we are very solid and very positive in terms of forward looking. What we do see in the helicopter world. On the military side, we will continue to see a demand which is not incredibly growing. So the growth rate is not very relevant, but we are sure that as Leonardo we are capable to increase our positioning in this market. What we have done in US, I think is a clear demonstration of that. We are the only foreign company, not a US company present on the defense system in US. So with the MH-139 – turning MH-139 just in these days we started the production after the first prototyping. And so – and this is very, very relevant. Our 80 AW139 (sic) MH- 139, we will deliver to the US Army, and this is relevant. And then, we have the 135 order which, in reality, is not yet in the backlog because, as you know, in the US, we book as a yearly order, but the – not – the total number of the TH-73 (sic) TH-73A, which is the AW119 for training, and the total order is 135, and we are delivering. And, if the customer is incredibly satisfied, then we assume that there will be something more in the future. And, if I may say so, I'm very confident on that. And, on top of that, you know that the [indiscernible] 00:34:31 tender has been completed now, where the TiltRotor technology has been the one who has been the winner of this tender, and this is, again, incredibly relevant for us because of we are closer to the certification of the AW609, and we already received the four first orders. This is incredibly important because the technology is solidly accepted and, thanks to that, we do see a very good perspective also for us. And so, this is the military award and the AW609. On top of that, we are seeing a more dynamic market in the civil domain. Search and rescue is very important and you have seen, I think, yesterday or the day before yesterday, On top of that, we are seeing a more dynamic market in the civil domain. Search and rescue is very important. You have seen, I think yesterday, or the day before yesterday, a very important order from DHC, the helicopter company in Saudi, this is a very, very relevant. Emergency medical services is another important market. We do expect the some improvement as well in oil and gas, is not in the plan, but we are positive as well on this domain. So, overall, we are very positive on our Helicopter division. I hope that I answer to your question. ...

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 12 Copyright © 2001-2023 FactSet CallStreet, LLC Ian Douglas-Pennant Q Thank you. And that the assumption of factoring in 2023, please? ... A Ian, as you know, and I'm sure you have not missed the quality of free cash flow generation as significantly strengthened. So, not only the absolute value, but also the quality. And you must have appreciated the lower cyclicality throughout the year, as on a quarterly basis, our cash flow absorption profile has significantly smoothened out throughout the last two years. With respect to factoring, the answer for 2022 is that we have a level, which is below €400 million. ... Ian Douglas-Pennant Q Sorry, the question was a follow-up on the prior question on 2023. So, you said CapEx €700 million to €800 million, you said dividends from JV consistent throughout the plan, and I missed the answer on factoring 2023. ... A Yeah. I mean, factoring 2023 would be around the same levels of 2022. We're clearly continuing to work throughout the group, to accelerate cash-ins from customers, and we're confident that the quality of the free cash flow will continue to improve year-after-year. We're clearly continuing to work throughout the group to accelerate cash-ins from customers. And we're confident that the quality of the free cash flow will continue to improve year after year. ... Q Thank you. [indiscernible] 00:37:27. Just following up on helicopters, sorry. The UK NMH has been delayed. Do you expect to hear something soon after the Integrated Defense Review is published or maybe I could ask do you expect to hear something this year? ... A We don't know. We think that will come next year, but you never know. So, we don't exclude. It's not in the 2023 numbers as to be clear. ... Q Thank you. ... A

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 13 Copyright © 2001-2023 FactSet CallStreet, LLC Okay. Let's take another question from the Web. It's from Yan Derocles from ODDO. Can you give a little bit more color on the negotiation with your unions in terms of wage increases in your main geographies? Then, he asked again about factoring. I think we have already answered. And the third question is, unlike peers, gross customers advances did not grow strongly in 2022. Given your expectation of a book-to-bill greater than one, can we anticipate an increase in down payments in 2023? ... A Negotiation with the trade unions. There are no negotiations in the sense that there are the contracts so is the trend is very clear. So, we don't expect a pressure higher than the one that are implied in our numbers because the contracts are already signed. Clearly, this is one of the piece of inflation pressure because if you have a step-up in 2023, then this increase will remain also the following year If you have a step up in 2023, then this increase will remain also the following year will not increase furthermore maybe but – so, overall, we are incredibly satisfied with the capabilities we have in terms of sightings inflation pressure because and you have seen the guidance and also we will continue to grow also after 2023 in terms of marginality offsetting a complete increase. Because if you have a 5% increase in one country and you don't have another 5% the following year, but in any case, the base is higher. So you have an higher cost which will continue to be there. Despite of that, that we will continue to improve our marginality. So this is, I think, a demonstration of the strengths that we have and so this is a very important. As, you know, in Italy we have a contract for which we have an increase, an expected increase of salary related to the core inflation. Today, the inflation is mainly imported. And so this is the reason why in Italy we have a lower impact in terms of salary increase. Alessandra? ... Alessandra Genco Chief Financial Officer, Leonardo SpA A Yes. So on customer advances in 2022, the flow of cash-ins was ordinary, I would say nothing, nothing material to report. And this is honestly good news again, going back to the quality of the cash flows because we have delivered increasing cash flow year-over-year, more than double cash flow organically with no jumbo contribution from any single order and from no contribution from customer advances, which over time need to be repaid, as we all know. So, you know, we're really happy with the mix of this cash flow generation in 2022 and we're projecting a similar composition also in 2023. ... Operator: Thank you. [Operator Instructions] ... A Okay. Thank you. Let's take another question from the web, could you please provide us with an update on the B787 and the other programs within your Aerostructures Division? ...

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 14 Copyright © 2001-2023 FactSet CallStreet, LLC A Valeria. Okay. As I have already anticipated for the other question, we are on a upwards trajectory. We are have already volumes higher than in 2019 for the A321 and the A220 and the A220 has also renegotiated terms in order to increase profitability by the end of this year. ATR is strong with large potential portfolio also due to sustainable configurations. We have the cargo version. We are near to deliver the stall version. On the 787, as I anticipated last year, we delivered two fuselages per month. We are planning to deliver 4 to 5 this year and the latest Boeing plans are foreseeing 10 ships per month within 2025, so doubling year by year. At the same time in Aerostructures, we have also we – on the military side, we are robust and profitable on Eurofighter and JSF. we have several new opportunities which have not been included in the plan relevant to newer packages. We have in the plan Euro Mail, where the first order for the winged in terms of design has been already finalized. And the – in top of all these commercial potential contracts and opportunities, we have reduced our cost base. You know that we reduced the head count to 20%. We reduced our manufacturing cost with automation, digitalization. This year, we will have our first fuselage in terms of production for the ATR in Pomigliano, which grant us higher quality level standards and profitability. So, I think that our volumes are coming back to previous one and the 2021 was the bottom year as confirmed also by number that you have in 2022. ... Operator: Thank you. Our next question comes from the telephone lines and is that of Harry Breach of Stifel. Harry, your line is open. Please go ahead. ... Harry Breach Q Yes. Thank you for taking my questions. And good morning, Alessandro and Alessandra. [indiscernible] 00:45:01 Can I ask you maybe three simple ones? Firstly, Alessandra, forgive me if I – if I have misunderstood. MDBA, the cash that you owed to MBDA I think increased by €50 million, around that number in 2022. Clearly with the level of orders and down payments, the cash position at MBDA should continue to get very strong. Do you expect to increase your debt to MBDA or effectively you will withdraw the of cash from MBDA in 2023, should we think about a same level as in 2022? Second question, Defense Electronics, guys, in overall, you know, very impressive full-year margin performance at electronics EU particularly. How do you think about margins at that business overall following what you've reported it? Are we kind of at a natural feeling level for EBITA margins at the French electronics at the current level, and 11.7%. Or do you think they could get even higher, especially as the equity income from MBDA continues to rise? And then final question, maybe more for Alessandro. Alessandro, supply chain, we've spoken about it more in the past in the context of CRF, but over in Europe, in Italy, in the UK as well as the US, is the situation in terms of on time, on quality and health of supply chain, about the same as it was maybe three months ago. Is it stabilizing? Is it getting better? Can you give us any idea, please? ...

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 15 Copyright © 2001-2023 FactSet CallStreet, LLC A Sure. Okay. On supply chain, starting from. ... A Why we then start on supply chain? ... A Oh, sorry. Okay. ... A So start from MBDA. ... A MBDA. MBDA cash is basically projected to be stable. Now the company has ended 2022 with a high level of cash absolutely. We are currently in discussion that treasury committee level with the other shareholders to understand how to best utilize this cash that is available in the the joint venture. And in any case, for us is honestly quite neutral because we, as you know, we get the cash, it's accounted for as debt, so from a net debt perspective is absolutely nil impact and the group has strong liquidity. So clearly the cash from MBDA is one of the component but is one of the multiple components of this liquidity base. ... A On Defense Electronics, we do see a continuous growth in terms of profitability during the plan. So clearly, this is in terms of contribution to the group in the period of the plan the one, the division with the highest growth rate in terms of volume, but as well in terms of profitability contribution in absolute terms. So this is clearly the area with the highest G, the group level, which is positive for us because do confirm the view we had in the past being saying for us, that the two platforms are relevant, helicopters and aircraft also because they are receiving a lot of benefit and the Defense Electronics division is learning a lot from these platforms in order to be capable to grow furthermore. And today, there is no one in this market, which is as strong as we are in terms of integration of this system. I'm learning these six years how much is difficult to have the right integration process in the area where any program is more risky. So, the fact that we have these three divisions together is really a strength for us. By chance, I open and close a bracket, when we made the investment in Hensoldt at 2023. At that time, Hensoldt was in the market, it's the price of 16. I remember quite clearly someone was saying, why are you paying so much? Now, let me have a look today, Hensoldt is at 34 and so which is in any case, not bad. So, Defense Electronics really is incredibly around, never...

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 16 Copyright © 2001-2023 FactSet CallStreet, LLC Q [indiscernible] 00:50:03 just to be – just to be clear, sorry, which in the plan the margin for the Electronics EU business, it is continuing to increase in the plan period, the margin? ... A Yes, the answer is yes. ... Q That's clear. Thank you. ... A Sorry. For me, it clearly is relevant. The margin in percentage, but if you are reducing the volume, that is not good. So, we are increasing the margins, and we are raising it also in absolute terms, which is clearly at the end relevant for you because it is the value of the of the company. So, in order to be very clear, we will have an increase in terms of percentage so and in terms of volumes so that at the end, the bottom line will grow quite significantly. Is it clear? ... Q Having said that supply chain [indiscernible] 00:51:02. You remember that we started – today, the situation is better than three months ago. But also what is very relevant is what we have done on the supply chain in Italy since 2018. So, I think that [ph] Valerio 00:51:23, since the procurement structure belongs to [ph] Aero, Valerio 00:51:28 can say some word on the results of our program on the supply chain. ... A Yes. We started, as Alessandro said, in 2018. We are creating a real partnership in which, obviously, we are assuring to our supply chain a future strategic view. We are creating a stronger supply chain. They are obviously putting on the table stability, financial stability and sustainability of their competencies. Now, we have created a [indiscernible] 00:52:14 map supply chain which, for the future, is strong, not only for Leonardo, but for the supply chain in international programs. And we are moving on with supply chain towards sustainability and digitalization. So, we have done a lot of work, and our supply chain is stronger and stronger again more with respect to previous year. You shall take into account that, for example, in the international programs, cooperation programs, supply chain is one of our building blocks in order to create value chain. ...

Leonardo SpA (LDO.IT) Q4 2022 Earnings Call - Q&A Raw Transcript 10-Mar-2023 1-877-FACTSET www.callstreet.com 17 Copyright © 2001-2023 FactSet CallStreet, LLC Q Okay. Thank you. Thank you, all. ... Operator: Thank you. I will now hand back over to the team for the webcast question. ... A Yeah. Again, from the webcast, they're asking for a little bit more color on our role in the GCAP. ... A Valerio? ... A Okay. I think that. My answer will also cover a few point that Alessandro said before .We are strong because we have electronics and we have platforms. Really, these are the reason for which we are a leading partner in the GCAP. The GCAP is an exciting new adventure is the demonstration that Leonardo is a stronger in international cooperation programs such as Eurofighter, Euro Mail and other program. And the GCAP, we have the UK and most recently Japan. It's the program dedicated to a system of system which will cover all the domains; air, land, maritime space and cyber. And we'll take advantage not only by our divisions portfolio, but also we'll take advantage from our labs and the choice to have internal labs developing disruptive dual use technologies. So we'll – we will leverage on artificial intelligence, big data analytics and quantum computing, digital twin, which is now a framework that we have in all our divisions and the program with that now is not really in the number of the plan without only technological activities that we are planning in next two years. We'll provide the sustainability and prosperity above all. We'll also provide capability to preserve and safeguard our core competencies while generating STEM employment. So, in our value chain that starts from universities and resource centers, with the start-up in [indiscernible] 00:55:39 innovation contract, we will have really a strong opportunity being a leading partner in a new program that will arrive to – in air combat new platform in 2035 but covering a real system of system interoperable and in multi-domain. ... Unverified Participant Thank you. Actually, it was the last question. So, thank you all for being with us this morning and for your attention. As usual, we are available for follow-ups. ... Unverified Participant Good. Many thanks. Bye.

Leonardo SpA (LDO.IT)
Q4 2022 Earnings Call - Q&A

Raw Transcript
10-Mar-2023

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